Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



     WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 28th day of January 1997.



                                     /s/ William J. Catacosinos
                                     --------------------------
                                    WILLIAM J. CATACOSINOS
                                    PRINCIPAL EXECUTIVE OFFICER,
                                    and CHAIRMAN OF THE
                                    BOARD OF DIRECTORS

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



     WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of January 1997.



                                    /s/ A. James Barnes
                                    --------------------
                                    A. JAMES BARNES, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



     WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 27th day of January 1997.



                                    /s/ George Bugliarello
                                    ----------------------
                                    GEORGE BUGLIARELLO, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



     WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of January 1997.




                                    /s/ Renso L. Caporali
                                    ---------------------
                                    RENSO L. CAPORALI, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



     WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 29th day of January 1997.




                                    /s/ Peter O. Crisp
                                    ------------------
                                    PETER O. CRISP, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



     WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of February 1997.




                                   /s/ James T. Flynn
                                   ------------------
                                    JAMES T. FLYNN,
                                    PRESIDENT, CHIEF OPERATING
                                    OFFICER AND DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



     WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of February 1997.




                                    /s/ Vicki L. Fuller
                                    -------------------
                                    VICKI L. FULLER, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27th day of January 1997.




                                       /s/ Katherine D. Ortega
                                       -----------------------
                                    KATHERINE D. ORTEGA, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27th day of January 1997.




                                        /s/ Basil A. Paterson
                                        ---------------------
                                    BASIL A. PATERSON, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 26th day of January 1997.




                                       /s/ Richard L. Schmalensee
                                       --------------------------
                                    RICHARD L. SCHMALENSEE, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of February 1997.




                                     /s/ George J. Sideris
                                     ---------------------
                                    GEORGE J. SIDERIS, DIRECTOR

                                                Exhibit 24(a)

                                                Annual Report on Form
                                                10-K for the period
                                                ending December 31, 1996



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of January 1997.




                                      /s/ John H. Talmage
                                      -------------------
                                    JOHN H. TALMAGE, DIRECTOR

                                                                   EXHIBIT 24(b)






                                                                  1996 Form 10-K


                          LONG ISLAND LIGHTING COMPANY

                       CERTIFICATE AS TO POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report for the year ended December 31, 1996, on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity as Assistant Corporate Secretary of Long Island Lighting Company, I do hereby certify that Anthony Nozzolillo has been appointed by the Board of Directors of Long Island Lighting Company with power to execute, among other documents, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            WITNESS my hand and the seal of the Company this 5th day of February, 1997.



                                  /S/ THEODORE A. BABCOCK
                                  -----------------------
                                    THEODORE A. BABCOCK
                               Assistant Corporate Secretary




(Corporate Seal)

                                                         Exhibit 24(c)


                                                        1996 FORM 10-K




                          LONG ISLAND LIGHTING COMPANY


      I, KATHERINE A. MARION, Corporate Secretary of LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, DO HEREBY CERTIFY that annexed hereto is a true, correct and complete copy of the resolution adopted at a meeting of the Board of Directors of the Company duly called and held on February 5, 1997, at which meeting a quorum was present and acting throughout.
      AND I DO FURTHER CERTIFY that the foregoing resolution has not been in any way amended, annulled, rescinded or revoked and that the same is still in full force and effect.
      WITNESS my hand and the seal of the Company this 5th day of February, 1997.


                                           /S/ KATHLEEN A. MARION
                                           ----------------------
                                                KATHLEEN A. MARION
                                                Corporate Secretary


(Corporate Seal)

                          LONG ISLAND LIGHTING COMPANY

                   (Resolution adopted on February 5, 1997)


      "RESOLVED, that

     1. the proper officers of this Company are authorized to execute and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the Year Ended December 31, 1996 as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, substantially in the form submitted to each of the directors with such additional changes therein as counsel for the Company shall approve (the "Form 10-K");

     2. Anthony Nozzolillo, Senior Vice President and Chief Financial Officer, and Kathleen A. Marion, Vice President and Corporate Secretary, their successors and each of them, are designated as agents for service in connection with said Form 10-K and each of them is authorized to receive all notices and communications from the Securities and Exchange Commission respecting said Form 10-K and any amendment thereto; and all powers which are provided by any rules and regulations of said Commission to be conferred upon persons so designated are hereby conferred upon each of said officers; and

     3. without limiting the authority of any officer of this Company to act in the premises, Anthony Nozzolillo and Kathleen A. Marion, their successors and each of them, are hereby appointed attorneys-in-fact of this Company with the power to execute and file any instruments and documents, including but not limited to the Form 10-K, and to make any payments and do any other acts and things, including the execution and filing of any amendment to said Form 10-K as they may deem necessary or desirable to effect such filing; and the Corporate Secretary or any Assistant Corporate Secretary, or any other officer of this Company, is hereby authorized to certify and deliver to the Securities and Exchange Commission copies of this resolution as evidence of such powers."